UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 16, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 South Coast Highway 101, Suite 240, Cardiff-By-The-Sea, California		92024
(Address of Principal Executive Offices)		(Zip Code)
(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 16, 2010, MACC Private Equities Inc. (“MACC”) and Cedar Rapids Bank and Trust Company (“CRB&T”) executed the Fourth Amendment to Business Loan Agreement (“Fourth Amendment”), whereby the parties agreed to replace the Third Amendment to Business Loan Agreement, dated March 31, 2010, and the Side Letter, dated May 10, 2010, with provisions of the Fourth Amendment.  In the Fourth Amendment, MACC covenants to complete a capital transaction producing at least $1,000,000 in aggregate proceeds by December 31, 2010 (the “Capital Transaction”), and to hold a shareholder meeting no later than October 31, 2010, the purpose of which will include approval of a number of potential forms of capital transaction.  These may include one or more transactions for the issuance of common stock, preferred stock, convertible preferred stock or convertible debentures, or warrants, options, or rights to subscribe to, convert to or purchase common stock.  The covenant to complete the Capital Transaction replaces the rights offering previously contemplated by MACC's agreements with CRB&T.  In connection with, and in order to amend the collateral description to include the Fourth Amendment, MACC and CRB&T executed the following documents, effective as of August 16, 2010:  (i) Change in Terms Agreement, (ii) Disbursement Request and Authorization, and (iii) Notice of Final Agreement (together with the Fourth Amendment, the “Loan Documents”).  Other terms and conditions contained in the Business Loan Agreement, dated August 30, 2007, as amended, will continue to apply.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1	Change in Terms Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16, 2010.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16, 2010.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16, 2010.

10.4	Fourth Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., dated as of August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACC PRIVATE EQUITIES INC.

Date: August 20, 2010	By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

10.1	Change in Terms Agreement by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16, 2010.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16, 2010.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of August 16 2010.

10.4	Fourth Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., dated as of August 16, 2010.